UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Digital Ally, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee: (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

14001 Marshall Drive

Lenexa, Kansas 66215

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to Be Held on August 23, 2024

The Notice of Special Meeting and the Proxy Statement

are available at:

https://www.digitalallyinc.com/investor-relations/

DIGITAL ALLY, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2024

July 23, 2024

To our Stockholders:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (“Special Meeting”) of Digital Ally, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on August 23, 2024 at 1:00 p.m., Eastern Time, at the Company’s offices at 14001 Marshall Drive, Lenexa, Kansas 66215 for the following purpose:

1.	To approve the transactions contemplated by the securities purchase agreement, entered into as of June 24, 2024, by and between the Company and investors, including, the issuance of 20% or more of our outstanding shares of common stock, par value $0.001 per share (the “Common Stock”) upon (i) exercise of Series A Common Stock Purchase Warrant; and (ii) exercise of Series B Common Stock Purchase Warrant, each dated June 25, 2024.

The foregoing proposal is more fully described in the proxy statement that is attached and made a part of this notice of Special Meeting (the “Proxy Statement”). Only stockholders of record of shares of Common Stock at the close of business on July 17, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

All stockholders who are record or beneficial owners of shares of Common Stock as of the Record Date are cordially invited to attend the Special Meeting in person. Your vote is important regardless of the number of shares of Common Stock that you own. When you arrive at the Special Meeting, you must present photo identification, such as a driver’s license. Beneficial owners of shares of Common Stock also must provide evidence of their holdings of such shares as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Special Meeting, it is important that your shares of Common Stock be represented and voted during the Special Meeting. We urge you to promptly complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Special Meeting if you would check the box on the form of proxy if you plan on attending the Special Meeting. You may also vote by proxy (i) via the Internet or (ii) by telephone using the instructions provided in the enclosed proxy card. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock on the Record Date will be disregarded.

Thank you for your ongoing support of, and continued interest in, Digital Ally.

Sincerely,

/s/ Stanton E. Ross
Stanton E. Ross
Chief Executive Officer and
Chairman of the Board

If your shares are held in street name, you must request an admission ticket in advance by mailing a request, along with proof of your ownership of shares of our common stock, par value $0.001 per share (“Common Stock”), as of the record date of July 17, 2024, to Digital Ally, Inc., 14001 Marshall Drive, Lenexa, Kansas 66215, telephone (913) 814-7774 , Attention: Corporate Secretary. Proof of ownership would be a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date. An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was a Digital Ally stockholder as of the record date.

Backpacks, cameras, recording equipment and other electronic recording devices will not be permitted at the Special Meeting. Cell phones will be permitted in the meeting venue but may not be used for any purpose at any time while in the meeting venue. Digital Ally reserves the right to inspect any persons or items prior to their admission to the Special Meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the Special Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY VOTE VIA INTERNET OR BY TELEPHONE, OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

Cautionary Note Regarding Forward Looking Statements

Certain statements in this Proxy Statement may be considered to be “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. In particular, these forward-looking statements include, among others, statements about, opportunities for and growth of our business, our plans regarding product development and enhancements, and our expectations regarding profitability. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements speak only as of the date of this Proxy Statement. We assume no obligation to, and do not necessarily intend to, update these forward-looking statements.

DIGITAL ALLY, INC.

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Digital Ally, Inc., a Nevada corporation, (referred to in this Proxy Statement as “Digital Ally,” “we,” “our,” “us,” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at a Special Meeting of Stockholders (the “Special Meeting”) to be held on Friday, August 23, 2024 at 1:00 p.m., ET, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of Special Meeting of Stockholders. The Special Meeting will be held at our corporate facility, located at 14001 Marshall Drive, Lenexa, Kansas, 66215. The telephone number at that location is (913) 814-7774.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about July 26, 2024.

Stanton E. Ross is named as attorney-in-fact in the proxy. Mr. Ross is our Chairman of the Board, and Chief Executive Officer. Mr. Ross will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting, as described below. Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Special Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by the Board of Directors on all matters, and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the Special Meeting.

The stockholders will consider and vote upon a proposal to approve the transactions contemplated by the securities purchase agreement, entered into as of June 24, 2024, by and between the Company and investors, including, the issuance of 20% or more of our outstanding shares of common stock, par value $0.001 per share (the “Common Stock”) upon (i) exercise of Series A Common Stock Purchase Warrant; and (ii) exercise of Series B Common Stock Purchase Warrant, each dated June 25, 2024.

Who is Entitled to Vote?

Our Board of Directors has fixed the close of business on July 17, 2024 as the record date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting. On the Record Date, 4,075,045 shares of our common stock, par value $0.001 per share (the “Common Stock”) were issued and outstanding, all of which are voting stock.

Voting

Holders of Common Stock are entitled to one vote for each share of Common Stock held by them. There are no cumulative voting rights.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner?

If your shares are registered in your name with our transfer agent, Securities Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, we will provide these proxy materials directly to you.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be forwarded to you by that organization. As the beneficial owner, you have the right to instruct such organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Special Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How Do I Vote?

Whether you hold shares as a stockholder of record or as a beneficial owner, you may vote before the Special Meeting by granting a proxy or, for shares held in street name, by submitting voting instructions to your bank, broker or nominee. Please refer to the instructions below.

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Record Holder

If you are a stockholder of record who owns shares directly in your name, you may vote your shares in one of the following ways:

By telephone. You may vote your shares by calling 1-800-690-6903.

Over the Internet. Go to www.proxyvote.com. You will need to have your Control Number available when you access the website. Your Control Number is on the Notice or proxy card that you received in the mail.

By mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Be sure to return your proxy card in time to be received and counted before the Special Meeting.

During the Special Meeting. You may vote your shares in person at the Special Meeting. Even if you plan to attend the Special Meeting in person, we recommend that you also submit your proxy card or voting instructions, vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to virtually attend the meeting.

If you vote by telephone or via the Internet at www.proxyvote.com, you must vote no later than 11:59 p.m. ET on August 22, 2024. You do not need to return a proxy card by mail. Voting electronically or by telephone is convenient, reduces the use of natural resources and saves significant postage and processing costs. Your vote is also recorded immediately and there is no risk that postal delays could cause your vote to arrive late and therefore not be counted.

Beneficial Owner (Holding Shares in Street Name)

If you are a beneficial owner who owns shares indirectly through a bank, broker or other nominee, you should follow the instructions in the Notice or voting instructions that you receive from the broker or other nominee holding your shares. The availability of telephone and Internet voting will depend on the voting process of your broker or nominee. Shares held beneficially may be voted at the Special Meeting only if you provide a legal proxy from your broker or nominee giving you the right to vote the shares.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to the Company, but how you vote will remain confidential.

What Constitutes a Quorum?

We must have a quorum to carry on the business of the Special Meeting. Our Bylaws (the “Bylaws”) provide that the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting or any adjournment thereof. Broker non-votes (see definition below) and abstentions are not counted as present to determine the existence of a quorum. The broker non-votes are not counted because there are no routine matters presented at the Special Meeting.

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The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at the Special Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Special Meeting may adjourn the Special Meeting until stockholders holding the amount of stock requisite for a quorum are present in person or by proxy.

What is a Broker Non-Vote?

If your shares are held in “street name,” you must instruct your bank, broker or other nominee as to how to vote your shares by following the instructions that the broker or other nominee provides to you. Brokers usually offer the ability for stockholders to submit voting instructions by mail by completing a vote instruction form, by telephone or over the Internet. If you do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote, namely, “non-routine” matters. This is called a “broker non-vote.” On the other hand, if you do not provide voting instructions to your bank, broker or other nominee, such party has the discretion to vote your shares on “routine” matters.

Which Proposals are Considered “Routine” or “Non-Routine” for Brokers or Other Nominees?

The following Proposal is “non-routine” and thus a broker discretionary vote is not allowed:

Proposal 1, “To approve the transactions contemplated by the securities purchase agreement, entered into as of June 24, 2024, by and between the Company and investors, including, the issuance of 20% or more of our outstanding shares of Common Stock upon (i) exercise of Series A Common Stock Purchase Warrant; and (ii) exercise of Series B Common Stock Purchase Warrant, each dated June 25, 2024.”

How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?

For matters at the Special Meeting, if a quorum is present, the following votes will be required for the Proposal to pass:

	Proposal	Vote Required	Broker Discretionary Vote Allowed
1.	Approve the Issuance of 20% or more of the Company’s Outstanding Shares of Common Stock	The affirmative vote of the holders of a majority of the votes cast.	No

How are Abstentions Treated?

An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you vote by Internet or telephone, or submit a proxy card or provide proxy instructions to your broker or other nominee, and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the meeting, but will not be voted at the Special Meeting. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions by holders of Common Stock will have no effect on any of the proposals.

What Are the Voting Procedures?

In voting by proxy on the proposal, you may vote for the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices as discussed in the section “How Do I Vote?” on page 1.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including on the day of the Special Meeting by giving written notice to the Corporate Secretary of Digital Ally or by voting in person at the Special Meeting. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Digital Ally, Inc., 14001 Marshall Drive, Lenexa, Kansas 66215, telephone (913) 814-7774, Attention: Corporate Secretary.

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Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

We will pay all the expenses involved in preparing, assembling, and mailing these proxy materials and all costs of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What is “Householding” and How Does It Affect Me?

Record holders who have the same address and last name will receive only one copy of the Special Meeting materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address receive multiple copies of the Special Meeting materials, or if you hold Digital Ally stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Securities Transfer Corporation, in writing: Mr. Matthew Smith, Securities Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, TX 75093; or by telephone: (469) 633-0101; or by facsimile: (469) 633-0088.

If you participate in householding and wish to receive a separate copy of the Special Meeting materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact Securities Transfer Corporation as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Digital Ally stockholders with any of the proposals described above to be brought before the Special Meeting.

Stockholder List

The stockholder list as of the Record Date will be available for examination by any stockholder at our corporate office, 14001 Marshall Drive, Lenexa, Kansas 66215, beginning August 12, 2024, which is at least ten (10) business days prior to the date of the Special Meeting and the stockholder list will be available at the Special Meeting.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

●	FOR the approval of the transactions contemplated by the securities purchase agreement, entered into as of June 24, 2024, by and between the Company and investors, including, the issuance of 20% or more of our outstanding shares of Common Stock upon (i) exercise of Series A Common Stock Purchase Warrant; and (ii) exercise of Series B Common Stock Purchase Warrant, each dated June 25, 2024.

Voting Results

The preliminary voting results will be announced at the Special Meeting. The final voting results will be calculated by our Inspector of Elections and published in our Current Report on Form 8-K, which will be filed with the SEC within four (4) business days of the Special Meeting.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the Special Meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the Special Meeting. However, if other matters are properly presented at the Special Meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 23, 2024:

Copies of our notice of Special Meeting and Proxy Statement are available online at www.digitalallyinc.com.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 22, 2024, information regarding beneficial ownership of our Common Stock for:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
●	each of our executive officers;
●	each of our directors; and
●	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the United States Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are currently exercisable or exercisable within sixty (60) days of July 22, 2024. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

Common Stock subject to securities currently exercisable or exercisable within sixty (60) days of July 22, 2024 are deemed to be outstanding for computing the percentage ownership of the person holding such securities and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Digital Ally, Inc., 14001 Marshall Drive., Lenexa, KS 66215.

	Number of Shares of Common Stock Beneficially Owned (1)		% of Total
	Shares	%	Voting Power
5% or Greater Stockholders:
None	—	—	—
Executive Officers and Directors:
Stanton E. Ross(2)	136,065	3.3%	3.3%
Leroy C. Richie(3)	18,211	*	*
D. Duke Daughtery	1,405	*	*
Thomas J. Heckman(4)	120,513	3.0%	3.0%
Peng Han(5)	28,781	*	*

All executive officers and directors as a group (five individuals)	337,848	8.3%	8.3%

* Represents less than 1%.

(1)	Based on 4,075,045 shares of Common Stock issued and outstanding as of July 22, 2024 and, with respect only to the ownership by all executive officers and directors as a group.
(2)	Mr. Ross’s total shares of Common Stock include 28,750 restricted shares that are subject to forfeiture to us.
(3)	Mr. Richie’s total shares of Common Stock include 16,250 shares of Common Stock to be received upon the exercise of vested options.
(4)	Mr. Heckman’s total shares of Common Stock include 66,946 shares of Common Stock held in the Company’s 401(k) Plan (on December 31, 2023) as to which Mr. Heckman has voting power as trustee of the 401(k) Plan.
(5)	Mr. Han’s total shares of Common Stock include (i) 22,000 restricted shares that are subject to forfeiture to us and (ii) 331 shares of Common Stock to be received upon the exercise of vested options.

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PROPOSAL ONE

APPROVAL OF THE NASDAQ PROPOSAL

Summary

The purpose of this Proposal is to approve, pursuant to The Nasdaq Stock Market LLC Rule 5635(d), the issuance of 20% or more of the Company’s outstanding shares of Common Stock in connection with the transactions contemplated by the Securities Purchase Agreement (as defined below), including, without limitation, the issuance of shares of exercise of Series A Warrants (as defined below) and Series B Warrants (as defined below) issued to the Purchasers (as defined below).

Background

Private Placement

On June 24, 2024, the “Company entered into a private placement transaction (the “Private Placement”), pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”) for aggregate gross proceeds of approximately $2.9 million, before deducting fees to the placement agent and other expenses payable by the Company in connection with the Private Placement. The Company intends to use the net proceeds from the Private Placement for inventory purchases, artist costs for upcoming festivals, transaction cost, expanded sales, marketing, partial prepayment of an outstanding note and general working capital.

As part of the Private Placement, the Company issued an aggregate of 1,195,219 units and pre-funded units (collectively, the “Units”) at a purchase price of $2.51 per unit (less $0.0001 per pre-funded unit). Each Unit consists of (i) one share of Common Stock (or one pre-funded warrant to purchase one share of Common Stock (the “Pre-Funded Warrants”)), (ii) one Series A warrant to purchase one share of Common Stock (the “Series A Warrant”) and (iii) one Series B warrant to purchase such number of shares of Common Stock as will be determined on the Reset Date (as defined below) and in accordance with the terms therein (the “Series B Warrant”, and together with the Series A Warrant, the “Warrants”).

The Pre-Funded Warrants are immediately exercisable at an exercise price of $0.0001 per share of Common Stock and will not expire until exercised in full. The Series A Warrants will be exercisable at any time or times on or after the date Stockholder Approval (as defined below) is obtained, have an initial exercise price of $2.51 per share of Common Stock and a term of 5 years after the later of (a) the date that the Company obtains the Stockholder Approval and (b) the earlier of (i) the Resale Effective Date (as defined below) registering all of the Registerable Securities or (ii) the date that the Registrable Securities (as defined below) can be sold, assigned or transferred without restriction or limitation pursuant to Rule 144 or Rule 144A promulgated under the Securities Act of 1933 (the “Securities Act”), as amended, (or a successor rule thereto). The Series B Warrants will be exercisable at any time or times on or after the date Stockholder Approval is obtained, have an initial exercise price of $0.001 per share of Common Stock and will not expire until exercised in full. The number of shares of Common Stock issuable under the Series B Warrants will be determined following the earliest to occur of: (i) the date on which a resale registration statement covering the resale of all Registrable Securities has been declared effective for 20 consecutive trading days, (ii) the date on which the Purchasers may sell the Registrable Securities pursuant to Rule 144 under the Securities Act for a period of 20 consecutive trading days, and (iii) twelve months and 20 days following the issuance date of the Series B Warrants (the “Reset Date”), in each case, pursuant to the lowest daily weighted average trading price of the shares of Common Stock during a period of 20 trading days, subject to a pricing floor of $0.502 per share of Common Stock (the “Floor Price”), such that, assuming the Floor Price, the maximum number of shares of Common Stock underlying the Series A Warrants and Series B Warrants would be an aggregate of approximately 5,976,095 shares and 4,780,877 shares, respectively. The Company has undertaken to file a resale registration statement covering all of the Registrable Securities on behalf the Purchasers pursuant to a registration rights agreement, also entered into with the Purchasers in connection with the Private Placement. Pursuant to the Registration Rights Agreement, the Company shall file the resale registration statement within twenty (20) trading days after the closing of the Private Placement, and the resale registration statement shall be effective within thirty (30) calendar days following the filing date (or, in the event of a full review by the SEC, fifty (50) calendar days following the filing date).

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The exercise price and number of shares of Common Stock issuable upon exercise of the Series A Warrants are subject to adjustment upon future dilutive issuances and stock combination events. Whenever on or after the subscription date, as long as the Series A Warrant is outstanding, the Company issues or sells any Common Stock for a consideration per share (the “New Issuance Price”) less than a price equal to the exercise price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the exercise price then in effect shall be reduced to an amount equal to the lower of (a) the New Issuance Price or (b) the lowest weighted average price during the 5 consecutive trading day period commencing on the date of the Dilutive Issuance (such lower price, the “Base Share Price”), and the number of shares of Common Stock issuable upon exercise of the Series A Warrant shall be proportionately adjusted such that the aggregate exercise price of the Series A Warrant on the issuance date for the warrant shares then outstanding shall remain unchanged; provided that the Base Share Price shall not be less than the Floor Price. In addition to the adjustments set forth above, if at any time on or after the issuance date there occurs any share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the Common Stock (each, a “Share Combination Event”, and such date on which the Share Combination Event is effected, the “Share Combination Event Date”) and the lowest weighted average price of the Common Stock during the period commencing on the trading day immediately following the applicable Share Combination Event Date and ending on the fifth (5th) trading day immediately following the applicable Share Combination Event Date (the “Event Market Price”) (provided if the Share Combination Event is effective prior to the opening of trading on the principal market, then, commencing on the Share Combination Event Date and ending on the fourth (4th) trading day immediately following the applicable Share Combination Event Date (such period, the “Share Combination Adjustment Period”)) is less than the exercise price then in effect, then, at the close of trading on the principal market on the last day of the Share Combination Adjustment Period, the exercise price then in effect on such 5th trading day shall be reduced (but in no event increased) to the Event Market Price and the number of warrant shares issuable upon exercise of the Series A Warrant shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the issuance date for the warrant shares then outstanding; provided, however, that in no event shall the event market price be lower than the Floor Price.

The Series A Warrant also includes a reset feature, where, on the Reset Date, the exercise price shall be adjusted to equal the lower of (i) the exercise price then in effect and (ii) the Reset Price (as defined below) determined as of the date of determination. Upon such reset of the exercise price pursuant to the Series A Warrant, the number of warrant shares issuable upon exercise of the Series A Warrant shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the issuance date for the warrant shares then outstanding.

Pursuant to the Securities Purchase Agreement, the Company shall hold a special meeting of stockholders at the earliest practicable date after the date of the Securities Purchase Agreement, but in no event later than sixty (60) days after the closing date of the Private Placement for the purpose of obtaining Stockholder Approval (the “Stockholder Approval”), and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. Within ten (10) business days following the closing date of the Private Placement, the Company shall file with the SEC this Proxy Statement to request for the purpose of obtaining Stockholder Approval. From the date of the Securities Purchase Agreement until six (6) months from the Release Date (as defined below), the Company and its subsidiaries shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of shares of Common Stock or Common Stock Equivalents (as defined below) (or a combination of units thereof) involving a Variable Rate Transaction (as defined below).

As defined in the Series A Warrants, each of the terms have the following meaning:

“Resale Effective Date” means the earliest of the date that (a) the initial registration statement registering for resale the Registerable Securities has been declared effective by the SEC, (b) all of the Registerable Securities have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, (c) following the one year anniversary of the closing of the Private Placement provided that a holder of Registerable Securities is not an affiliate of the Company, or (d) all of the Registerable Securities may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions and Company counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Registerable Securities pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Reset Period” means the period commencing on the twentieth (20th) Trading Day immediately preceding the Reset Date and ending on the Reset Date.

“Reset Price” means the greater of (i) the lowest single day weighted average price of the Common Stock during the Reset Period and (ii) the Floor Price (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the subscription date).

As defined in the Securities Purchase Agreement, each of the terms have the following meaning:

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Release Date” means the later of (x) the earlier of (i) the Resale Effective Date registering all of the securities or (ii) the date that the securities can be sold, assigned or transferred without restriction or limitation pursuant to Rule 144 or Rule 144A promulgated under the Securities Act and (y) the date that the Company obtains the Stockholder Approval or a board approval in lieu of Stockholder Approval to effect the purposes of the Stockholder Approval.

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“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any shares of Common Stock or Common Stock Equivalents either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than in connection with customary anti-dilution adjustments resulting from future stock splits, stock dividends or similar transactions, or (ii) issues or sells any amortizing convertible security that amortizes prior to its maturity date, whereby it is required to or has the option to (or the investor in such security has the option to require the Company to) make such amortization payments in Common Stock (whether or not such payments in stock are subject to certain equity conditions) or (iii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or “at-the-market” offering, whereby it may sell securities at a future determined price, regardless of whether Shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled, provided that any issuance of shares upon the exercise of the Common Warrants issuable hereunder will not be deemed a Variable Rate Transaction.

As defined in the Registration Rights Agreement, the following term has the following meaning:

“Registrable Securities” means, as of any date of determination, (a) all Common Stock, (b) all warrant shares then issued and issuable upon exercise of the Warrants and Pre-Funded Warrants (assuming on such date the Warrants and Pre-Funded Warrants are exercised in full without regard to any exercise limitations therein), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, registration statement with respect thereto) for so long as (a) a registration statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the Purchaser in accordance with such effective registration statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 (if such requirement is applicable) as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the transfer agent of the Company and the affected Purchasers (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any affiliate of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company.

Effect of Issuance of Additional Securities

The issuance of the securities described in this Proposal would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis. As such, for so long as the Purchasers beneficially own a significant amount of shares of our Common Stock, they could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership to the extent that the Purchasers fully exercise the Warrants. Further, because of the possibility that the exercise price of the Warrants may be further adjusted to a lower amount, stockholders may experience an even greater dilutive effect. Stockholder approval of Proposal No. 1 will apply to all issuances of Common Stock pursuant to the Warrants, including such potential issuance of additional shares.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on The Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq rules. Nasdaq Marketplace Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of shares of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for shares of Common Stock) equal to 20% or more of the shares of Common Stock outstanding prior to such issuance where the price of the Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. The Company believes that the transactions contemplated by the transaction documents in connection with the Securities Purchase Agreement, including full issuance of shares of Common Stock upon the exercise of the Warrants into shares of Common Stock, may require stockholder approval.

If our stockholders do not approve this Proposal, (i) the Warrants will not be fully exercisable in a manner that complies with Nasdaq Marketplace Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Securities Purchase Agreement and the Warrants. The full text of the Securities Purchase Agreement and the form of Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on June 28, 2024.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast will be required to approve the Nasdaq Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE NASDAQ PROPOSAL.

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FUTURE STOCKHOLDER PROPOSALS

The Board has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the SEC. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with SEC rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting of Stockholders that are not required to be included in our proxy statement under SEC rules. With respect to these stockholder proposals for the next Annual Meeting of Stockholders, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

OTHER MATTERS

The Board of Directors knows of no other items that are likely to be brought before the Special Meeting except those that are set forth in the foregoing notice of Special Meeting. However, if any other matter is properly presented at the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stanton E. Ross
July 23, 2024	Stanton E. Ross Chairman of the Board and Chief Executive
Lenexa, Kansas	Officer

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DIGITAL ALLY, INC.
14001 MARSHALL DRIVE
LENEXA, KANSAS 66215

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V54483-S93889 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DIGITAL ALLY, INC.

The Board of Directors recommends that you vote as follows: "FOR" Proposal 1.

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Special Meeting.

NOTE: Please sign exactly as name appears below. When shares are held by joint owners both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V54484-S93889

The undersigned hereby appoints **Stanton E. Ross** as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of **Digital Ally, Inc.** held of record by the undersigned on July 17, 2024, at the Special Meeting of Stockholders to be held at the corporate facility located at 14001 Marshall Drive, Lenexa, Kansas 66215, on Friday, August 23, 2024 at 1:00 p.m., ET, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Special Meeting.

(Continued and to be dated and signed on reverse side)